                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 29, 1998

                                VEECO INSTRUMENTS INC.
                                ----------------------
                (Exact Name of Registrant as Specified in its Charter)

        Delaware                     0-16244                   11-298960l
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)


Terminal Drive, Plainview, New York                       11803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (516) 349-8300
                                                   -----------------------------


                                    Not Applicable
--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS.

          Reference is made to the Registrant's press release dated May 29, 1998, incorporated herein by reference and included as an exhibit hereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

Exhibit No.         Exhibit
-----------         -------

   20 Press Release of the Registrant, dated May 29, 1998 (filed herewith).

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VEECO INSTRUMENTS INC.


Date:     August 11, 1998          By: /s/ Edward H. Braun
                                       --------------------------------
                                       Edward H. Braun
                                       Chairman, Chief Executive
                                       Officer and President

                                    EXHIBIT INDEX


Exhibit
-------

  20           Press Release of the Registrant, dated May 29, 1998.